                                                                     EXHIBIT 4.2

[BORDER AROUND CERTIFICATE]
           COMMON STOCK                         [LOGO]                             COMMON STOCK
              NUMBER                                                                  SHARES
MB
                                        OREGON BAKING COMPANY
    INCORPORATED UNDER THE LAWS           (dba Marsee Baking)          SEE REVERSE FOR CERTAIN DEFINITIONS
      OF THE STATE OF OREGON                                            AND A STATEMENT AS TO THE RIGHTS,
                                                                           PREFERENCES, PRIVILEGES AND
                                                                              RESTRICTIONS ON SHARES
                                                                                CUSIP 685794 10 9

        THIS CERTIFIES THAT






      is the record holder of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE, OF
                              OREGON BAKING COMPANY
                               (dba Marsee Baking)

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile signatures of the duly authorized officers of the Corporation

Dated:


       /s/ Howard Wasserteil                            /s/ Ray Lindstrom
             SECRETARY                                      PRESIDENT

        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Articles of Incorporation of the Corporation and by any articles of amendment, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    - as tenants in common                         UNIF GIFT MIN ACT- ...................Custodian...................
TEN ENT    - as tenants by the entireties                                              (Cust)                 (Minor)
JT TEN     - as joint tenants with right of                                  under Uniform Gifts to Minors
             survivorship and not as tenants                                 Act............................................
             in common                                                                           (State)
COM PROP   - as community property                        UNIF TRF MIN ACT - ...................Custodian (until age........)
                                                                                       (Cust)
                                                                             ..................... under Uniform Transfers
                                                                                (Minor)
                                                                             to Minors Act..................................
                                                                                                    (State)

     Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED, _______________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

[BOX]
________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________



                                X ______________________________________________



                                X ______________________________________________


                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By _______________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C.
RULE 17Ad-15.